Exhibit (e)(1)(ii)

SCHEDULE A

TO THE AMENDED AND RESTATED

DISTRIBUTION AGREEMENT

AS OF DECEBER 14, 2006

PROFUNDS:

Airlines UltraSector ProFund
Asia 30 ProFund
Banks UltraSector ProFund
Basic Materials UltraSector ProFund
Bear ProFund
Biotechnology UltraSector ProFund
Broad Market ProFund
Bull ProFund
Consumer Goods UltraSector ProFund
Consumer Services UltraSector ProFund
Dividend Equities ProFund
Dow 30 ProFund
EqualOTC ProFund
Europe 30 ProFund
Falling U.S. Dollar ProFund
Financials UltraSector ProFund
Health Care UltraSector ProFund
Industrials UltraSector ProFund
International ProFund
Internet UltraSector ProFund
Large-Cap Growth ProFund
Large-Cap Value ProFund
Leisure Goods UltraSector ProFund
Mid-Cap Growth ProFund
Mid-Cap ProFund
Mid-Cap Value ProFund
Mobile Telecommunications UltraSector ProFund
Money Market ProFund
Oil & Gas UltraSector ProFund
Oil Equipment, Services & Distribution UltraSector ProFund
OTC ProFund
Pharmaceuticals UltraSector ProFund
Precious Metals UltraSector ProFund
Real Estate UltraSector ProFund
Rising Rates Opportunity 10 ProFund
Rising Rates Opportunity ProFund
Rising U.S. Dollar ProFund
Semiconductor UltraSector ProFund
Short Asia ProFund
Short Basic Materials ProFund
Short Biotechnology ProFund
Short Broad Market ProFund
Short Consumer Goods ProFund
Short Consumer Services ProFund
Short Crude Oil ProFund
Short Dividend Equities ProFund
Short Dow 30 ProFund
Short EqualOTC ProFund
Short Europe 30 ProFund
Short Financials ProFund
Short Gold Commodity ProFund
Short Health Care ProFund
Short Industrials ProFund
Short International ProFund
Short Mid-Cap ProFund
Short Natural Gas ProFund
Short Oil & Gas ProFund
Short Oil Equipment, Services & Distribution ProFund
Short OTC ProFund
Short Precious Metals ProFund
Short Real Estate ProFund
Short Small-Cap ProFund
Short Technology ProFund
Short Telecommunications ProFund
Short Transportation ProFund
Short Utilities ProFund
Small-Cap Growth ProFund
Small-Cap ProFund
Small-Cap Value ProFund
Technology UltraSector ProFund
Telecommunications UltraSector ProFund
Transportation UltraSector ProFund
U.S. Government 10 ProFund
U.S. Government 30 ProFund
U.S. Government Plus ProFund
UltraBear ProFund
UltraBull ProFund
UltraCrude Oil ProFund
UltraDow 30 ProFund
UltraEmerging Markets ProFund
UltraGold Commodity ProFund
UltraInternational ProFund
UltraJapan ProFund
UltraLatin America ProFund
UltraMid-Cap ProFund
UltraNatural Gas ProFund
UltraOTC ProFund
UltraShort Dow 30 ProFund
UltraShort Emerging Markets ProFund
UltraShort International ProFund
UltraShort Japan ProFund
UltraShort Latin America ProFund
UltraShort Mid-Cap ProFund
UltraShort OTC ProFund
UltraShort Small-Cap ProFund
UltraSmall-Cap ProFund
Utilities UltraSector ProFund

PROFUNDS VP:

ProFund VP Airlines
ProFund VP Asia 30
ProFund VP Banks
ProFund VP Basic Materials
ProFund VP Bear
ProFund VP Biotechnology
ProFund VP Broad Market
ProFund VP Bull
ProFund VP Bull Plus
ProFund VP Consumer Goods
ProFund VP Consumer Services
ProFund VP Crude Oil
ProFund VP Dividend Equities
ProFund VP Dow 30
ProFund VP Emerging Markets
ProFund VP EqualOTC
ProFund VP Europe 30
ProFund VP Falling U.S. Dollar ProFund
ProFund VP Financials
ProFund VP Gold Commodity
ProFund VP Health Care
ProFund VP Industrials
ProFund VP International
ProFund VP Internet
ProFund VP Japan
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
ProFund VP Leisure Goods
ProFund VP Mid-Cap
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Mobile Telecommunications
ProFund VP Money Market
ProFund VP Natural Gas
ProFund VP Natural Resources
ProFund VP Oil & Gas
ProFund VP Oil Equipment, Services & Distribution
ProFund VP OTC
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Real Estate
ProFund VP Rising Rates Opportunity
ProFund VP Rising U.S. Dollar ProFund
ProFund VP Semiconductor
ProFund VP Short Asia
ProFund VP Short Basic Materials
ProFund VP Short Biotechnology
ProFund VP Short Broad Market
ProFund VP Short Consumer Goods
ProFund VP Short Consumer Services
ProFund VP Short Crude Oil
ProFund VP Short Dividend Equities
ProFund VP Short Dow 30
ProFund VP Short Emerging Markets
ProFund VP Short EqualOTC
ProFund VP Short Europe 30
ProFund VP Short Financials
ProFund VP Short Gold Commodity
ProFund VP Short Health Care
ProFund VP Short Industrials
ProFund VP Short International
ProFund VP Short Japan
ProFund VP Short Mid-Cap
ProFund VP Short Natural Gas
ProFund VP Short Oil & Gas
ProFund VP Short Oil Equipment, Services & Distribution
ProFund VP Short OTC
ProFund VP Short Precious Metals
ProFund VP Short Real Estate
ProFund VP Short Small-Cap
ProFund VP Short Technology
ProFund VP Short Telecommunications
ProFund VP Short Transportation
ProFund VP Short Utilities
ProFund VP Small-Cap
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Technology
ProFund VP Telecommunications
ProFund VP Transportation UltraSector
ProFund VP U.S. Government 10
ProFund VP U.S. Government Plus
ProFund VP UltraBear
ProFund VP UltraBull
ProFund VP UltraDow 30
ProFund VP UltraEurope
ProFund VP UltraInternational
ProFund VP UltraLatin America
ProFund VP UltraMid-Cap
ProFund VP UltraOTC
ProFund VP UltraShort Dow 30
ProFund VP UltraShort International
ProFund VP UltraShort Japan
ProFund VP UltraShort Latin America
ProFund VP UltraShort Mid-Cap
ProFund VP UltraShort OTC
ProFund VP UltraShort Small-Cap
ProFund VP UltraSmall-Cap
ProFund VP Utilities

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

PROFUNDS		PROFUNDS DISTRIBUTORS, INC.

By:	/s/ Louis M. Mayberg	By:	/s/ Charles L. Booth
	Louis M. Mayberg		Charles L. Booth
	President		Vice President